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                                                                    EXHIBIT 10.1


                                                            FINAL EXECUTION COPY

                                   AGREEMENT


         This AGREEMENT, dated June 25, 1998 (the "Agreement"), by and among Mr. G. Thomas Graves, III and Mr. William I. Lee, individuals whose business address is 4809 Cole Avenue, Suite 107, Dallas, Texas 75205, Lee Global Energy Fund, L.P., a Texas limited partnership ("Lee Global"), Gralee Capital Corporation, a Texas corporation, ("Gralee Capital"), and Gralee Partners, L.P., a Texas limited partnership ("Gralee Partners" and, together with Mr. Graves, Mr. Lee, Lee Global and Gralee Capital, collectively referred to as the "Gralee Persons"); Mr. Peter Lawrence Falb and Mr. Edward Nathan Dane, individuals whose business address is 33 Broad Street, Boston, Massachusetts 02109, Firethorn I Limited Partnership, a Massachusetts limited partnership ("Firethorn"), The Hilary Bell Falb 1983 Trust (the "HBF Trust"), the Alison Forslund Falb 1985 Trust (the "AFF Trust"), the Forslund Irrevocable Trust (the "Forslund Trust"), and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation ("Dane Falb" and, together with Mr. Falb, Mr. Dane, the HBF Trust, the AFF Trust and Firethorn, collectively referred to as the "Dane Falb Persons"); Toreador Royalty Corporation, a Delaware corporation (the "Company"); and the other persons identified on Exhibit A, (together with the Company, collectively referred to as the "Company Related Parties"). The Gralee Persons, the Dane Falb Persons and the Company Related Parties are sometimes collectively referred to herein as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, the Gralee Persons and the Dane Falb Persons have indicated to the Company's Board of Directors as constituted on the date hereof (the "Current Board") that they desire one or more of their respective designees to be nominated for election to the Board of Directors of the Company (the "Board") at the 1998 annual meeting of stockholders of the Company at which the election of directors is to be considered (the "1998 Annual Meeting");

         WHEREAS, the Gralee Persons and the Dane Falb Persons have also indicated to the Current Board their intention to solicit proxies for the election of their respective designees and in opposition to the slate of nominees of the Current Board (the "Proxy Contest");

         WHEREAS, each of the Gralee Persons and the Dane Falb Persons has determined that its and the Company's best interests would be served by (i) not engaging in the Proxy Contest, and (ii) the receipt of the other rights and benefits set forth herein;

         WHEREAS, the Company has determined that the best interests of the Company and its stockholders would be served by (i) not engaging in the Proxy Contest and avoiding any further proxy contest with any Gralee Person or Dane Falb Person until December 31, 2000, and (ii) the receipt of other rights and benefits set forth herein;
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         WHEREAS, the Gralee Persons, the Dane Falb Persons and certain other stockholders of the Company have entered into a Stockholder Voting Agreement regarding nominations to the Board (the "Stockholder Voting Agreement"); and

         WHEREAS, the Board has heretofore adopted the resolutions attached hereto as Exhibit B (the "Resolutions");

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein the Parties hereby agree as follows:

         1. Definitions of Certain Agreement Terms. For purposes of this Agreement, the terms hereinafter set forth shall have the following definitions unless otherwise specifically stated:

         "Common Stock" means the common stock, par value $.15625 per share, of the Company.

         "Company Securities" means any securities issued by the Company, including the Common Stock and any other debt or equity securities of the Company that are outstanding as of the date hereof or may hereafter be issued.

         "Person" means any individual, corporation, association, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust, estate, other entity or organization or group.

         2. Date of 1998 Annual Meeting. The Company will hold its 1998 Annual Meeting on July 23, 1998. The Company agrees that it will not postpone the annual meeting, or adjourn the annual meeting, except to the extent necessary to finalize the results of the meeting.

         3. Press Release. Promptly after execution and delivery of this Agreement, the Company shall issue the press release in the form of Exhibit C attached hereto. No Party to this Agreement nor any of their respective affiliates, associates or representatives shall issue any other press release or other publicly available document that is inconsistent with, or is otherwise contrary to, the statements in such press release. Each of the Parties agrees that until December 31, 2000, neither such Party nor such Party's affiliates shall make any statement or take any action (other than a sale of Company Securities) that is critical or disparaging of the other Parties or the management of the Company.

         4. SEC Filings. All Company filings with the Securities and Exchange Commission will be submitted to each member of the Board elected at the 1998 Annual Meeting, the 1999 annual meeting at which the election of directors is to be considered, and the 2000 annual meeting of stockholders at which the election of directors is to be considered, prior to the filing thereof by the Company.

         5. Actions prior to 1998 Annual Meeting. Prior to the 1998 Annual Meeting, the Company Related Parties agree that such parties will not take any action to (i) amend the



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Company's Certificate of Incorporation, as amended, or Bylaws, as amended, or
(ii) amend, change, alter or repeal the Resolutions.

         6. Representations and Warranties of the Gralee Persons. The Gralee Persons jointly and severally represent and warrant to the Company Related Parties as follows:

                 (a) Each Gralee Person has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                 (b) This Agreement has been duly and validly authorized, executed and delivered by each Gralee Person, and constitutes a valid and binding obligation of each Gralee Person, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally.

         7. Representations and Warranties of the Dane Falb Persons. The Dane Falb Persons jointly and severally represent and warrant to the Company Related Parties as follows:

                 (a) Each Dane Falb Person has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                 (b) This Agreement has been duly and validly authorized, executed and delivered by each Dane Falb Person, and constitutes a valid and binding obligation of each Dane Falb Person, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally.

         8. Representations and Warranties of the Company. The Company Related Parties hereby represent and warrant to the Gralee Persons and the Dane Falb Persons as follows:

                 (a) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                 (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors' rights generally.





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         9.      Release of Claims.

                 (a) Each of the Parties (a "Releasing Party"), on behalf of itself and all of its affiliates, successors and assigns, jointly and severally releases and discharges each of the other Parties, together with its present and former affiliates, officers, directors, employees, agents, attorneys, successors and assigns (each, a "Released Person"), from any and all claims, losses, demands, liabilities, obligations, indemnities, charges and causes of action (collectively, "Claims") of any and all nature whatsoever whether based on tort, contract, statute, equitable theory of recovery, or otherwise, whether now known, unknown, unforeseen, or unsuspected, which the Releasing Party may now or in the future have jointly or severally against the Released Persons, individually or in combination with others, from the beginning of time until the effective date of this Agreement and which arise out of any Released Person's activities to the date hereof with respect to, or are in any way connected with, the Company, including without limitation the issuance, acquisition, ownership, holding, or voting of any Company Securities, the management or conduct of the Company's affairs by any Released Person acting as or entitled to nominate a member of the Board.

                 (b) With respect to the releases set forth above, each person or entity granting or receiving such a release (i) agrees that such releases do not preclude any Party hereto from seeking to enforce any undertaking or promise contained in the Settlement Documents (as defined below) or from seeking redress for the breaches of any representation or warranty contained in the Settlement Documents; (ii) agrees not to directly or indirectly encourage or pursue with or before any federal, state or other governmental agency, authority or court any claim or complaint against any of the Released Persons, including but not limited to any such claim or complaint relating to matters covered by the Settlement Documents (other than the enforcement of any undertaking or promise contained therein); and (iii) agrees not to challenge, and shall use its best efforts to cause each of its affiliates, associates and representatives not to challenge, the validity of any provisions of the Settlement Documents.

                 (c) Except as may be otherwise required by law, the Gralee Persons and the Dane Falb Persons will not encourage or cooperate with plaintiffs in any subsequently initiated derivative, class action or stockholder litigation related to the Company Related Parties. In the event that any part of this Agreement is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the Parties hereto shall use their commercially reasonable efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

         10. Insurance Coverage. For six years after the date of this Agreement, the Company shall be required to maintain or obtain officers' and directors' liability insurance covering the persons who are as of the date of this Agreement covered by the Company's officers and directors liability insurance policy in such persons' capacities as officers or directors of the Company with respect to matters existing or occurring at or prior to the date of this Agreement on terms not less favorable than those in effect on the date hereof in terms of coverage and amounts; provided, however, that if the aggregate annual premiums for such insurance at any time during such period shall exceed 200% of the per annum rate of premium currently paid by the Company for such insurance on the date of this Agreement, the Company shall provide the maximum coverage that shall then be available at an annual premium equal to 200% of such rate.





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         11.     Miscellaneous.

                 (a) No Duress, etc.. The Parties hereto agree that this Agreement is entered into without duress, in good faith and for sufficient consideration, and that it is fair, just and reasonable to all Parties.

                 (b) Full Knowledge; Independent Advice, etc.. All Parties have received or have had made available to them all financial and other information they or their counsel considered necessary to an informed judgment concerning this Agreement. Each Party has received independent legal advice, has conducted such investigation as he or his counsel thought appropriate, and has consulted with such other independent advisors as each of them and their counsel deemed appropriate, regarding this Agreement and their rights and asserted rights in connection therewith. None of the Parties is relying upon any representations or statements made by any other Party, or such other Party's employees, agents, representatives or attorneys, regarding this Agreement or its preparation except to the extent such representations are expressly set forth herein.

                 (c) Reasonable Efforts. All Parties hereto agree to exercise all commercially reasonable efforts and to take all commercially reasonable steps necessary to effectuate the settlement set forth in this Agreement.

                 (d) Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the Parties hereto and their respective heirs, successors and assigns, and upon any corporation or other entity into or with which any Party hereto may merge, combine or consolidate (provided that the Party is the survivor in such merger, combination or consolidation); provided, however, that no Party may assign its rights under this Agreement without the other Parties' written consent.

                 (e) Survival of Representations. All representations, warranties and agreements made by the Gralee Persons, the Dane Falb Persons and the Company Related Parties in this Agreement or pursuant hereto shall survive the date hereof.

                 (f) Entire Agreement; Amendments. This Agreement, including the documents attached hereto as Exhibits to be executed and delivered concurrently with this Agreement, the Stockholder Voting Agreement, and such additional instruments as may be concurrently executed and delivered pursuant to this Agreement (collectively, the "Settlement Documents"), constitutes the entire understanding of the Parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth in the Settlement Documents. This Agreement may be amended only by a written instrument duly executed by the Parties or their respective successors or assigns.

                 (g) Headings. The section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.





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                 (h)      Notices.  All notices, requests, claims, demands and
other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, facsimile or by mail (registered or certified, postage prepaid, return receipt requested) to the respective Parties as follows:

                 If to the Company Related Parties:

                          Toreador Royalty Corporation
                          8117 Preston Road
                          Suite 530
                          Dallas, Texas 75225
                          Fax No: (214) 369-3183

                 with a copy to:

                          Thompson & Knight, P.C.
                          1700 Pacific Avenue
                          Suite 3300
                          Dallas, Texas 75201
                          Attention:  Mr. Joe Dannenmaier
                          Fax No: (214) 969-1751

                 If to the Gralee Persons:

                          Gralee Capital Corp.
                          4809 Cole Avenue
                          Suite 107
                          Dallas, Texas 75205
                          Attention:  Mr. G. Thomas Graves III
                          Fax No: (214) 521-8834

                 with a copy to:

                          Haynes & Boone, LLP
                          901 Main Street
                          Suite 3100
                          Dallas, Texas 75202
                          Attention:  Ms. Janice V. Sharry
                          Fax No: (214) 651-5940





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
                 If to the Dane Falb Persons:

                          Dane, Falb, Stone & Co., Inc.
                          33 Broad Street
                          Boston, Massachusetts 02109
                          Attention: Mr. Peter Falb
                          Fax No: (617) 742-2304

                 with a copy to:

                          Richards, Layton & Finger
                          920 King Street
                          Wilmington, Delaware  19801
                          Attn: Mr. Jesse Finkelstein
                          Fax No.: (302) 658-6548

                 and:

                          Choate, Hall & Stewart
                          Exchange Place
                          53 State Street
                          Boston, MA 02109
                          Attn: Ms. Carla Herwitz
                          Fax No.: (617) 248-4000

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                 (i) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

                 (j) Waiver. Any waiver by any Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                 (k) Specific Performance. Each of the Parties acknowledges and agrees that irreparable harm would occur if any provision of this Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of damages. Accordingly, the Parties hereto agree that any non-breaching Party shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.





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                 (l)      Counterparts.  This Agreement may be executed in
counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.





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         IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned Parties has executed or caused this Agreement to be executed on the date first above written.

                                  LEE GLOBAL ENERGY FUND, L.P.

                                  By:   Gralee Partners, L.P., its general
                                        partner

                                        By: Gralee Capital Corp., its general
                                            partner

                                            By: /s/ G.T. Graves, III
                                               ---------------------------------
                                            Name:   G.T. Graves, III
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------


                                  GRALEE CAPITAL CORPORATION


                                  By:    /s/ G.T. Graves, III
                                     -------------------------------------------
                                     Name:   G.T. Graves, III
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                                  GRALEE PARTNERS, L.P.

                                  By:   Gralee Capital Corp., its general
                                        partner


                                        By:     /s/ G.T. Graves, III
                                           -------------------------------------
                                            Name:   G.T. Graves, III
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------



                                  /s/ G. Thomas Graves, III
                                  ----------------------------------------------
                                  G. Thomas Graves, III


                                  /s/ Peter Lawrence Falb
                                  ----------------------------------------------
                                  Peter Lawrence Falb


                                  /s/ Edward Nathan Dane
                                  ----------------------------------------------
                                  Edward Nathan Dane





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                                  FIRETHORN I LIMITED PARTNERSHIP

                                  By:   Firethorn II Limited Partnership, its
                                        general partner

                                  By:   Eaglerock Corporation, its general
                                        partner


                                        By:  /s/ Peter L. Falb
                                           -------------------------------------
                                            Name:   Peter L. Falb
                                                 -------------------------------
                                            Title:  Treasurer
                                                  ------------------------------


                                  THE HILARY BELL FALB 1983 TRUST


                                  By:   /s/ Karen F. Falb, Trustee
                                        ----------------------------------------
                                            Karen F. Falb, Trustee


                                  THE ALISON FORSLUND FALB 1985 TRUST


                                  By:   /s/ Karen F. Falb, Trustee
                                        ----------------------------------------
                                            Karen F. Falb, Trustee



                                  DANE, FALB, STONE & CO., INC.



                                  By:    /s/ Peter L. Falb
                                     -------------------------------------------
                                     Name:   Peter L. Falb
                                          --------------------------------------
                                     Title:  Principal
                                           -------------------------------------


                                  TOREADOR ROYALTY CORPORATION



                                  By:    /s/ John Mark McLaughlin
                                     -------------------------------------------
                                     Name:   John Mark Mclaughlin
                                          --------------------------------------
                                     Title:  Chairman
                                           -------------------------------------





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                                  /s/ John Mark McLaughlin
                                  ----------------------------------------------
                                  John Mark McLaughlin


                                  /s/ John V. Ballard
                                  ----------------------------------------------
                                  John V. Ballard


                                  /s/ J. W. Bullion
                                  ----------------------------------------------
                                  J. W. Bullion


                                  /s/ Thomas P. Kellogg, Jr.
                                  ----------------------------------------------
                                  Thomas P. Kellogg, Jr.


                                  /s/ Peter R. Vig
                                  ----------------------------------------------
                                  Peter R. Vig


                                  /s/ Jack L. Woods
                                  ----------------------------------------------
                                  Jack L. Woods





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                                  THE FORSLUND IRREVOCABLE TRUST


                                  By:   /s/ Karen F. Falb, Trustee
                                        ------------------------------------
                                            Karen F. Falb, Trustee






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